SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (date of earliest event reported) February 19, 2004
                                                        -----------------


                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




                                     FLORIDA
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                 (State or other jurisdiction of incorporation)



       000-29245                                        65-0452156
(Commission File Number)                       (IRS Employer Identification No.)


          3750 Investment Lane, Suite 5, West Palm Beach, Florida 33407
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code   (561) 863-8446
                                                   -----------------------


                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE
           -----------------------------------------

On February 19, 2004, Health & Nutrition Systems International, Inc. (the "Company") issued a press release announcing that it was restating its financial results for the nine months ended September 30, 2003, to reflect the accrual of bonuses earned by its chief executive officer in the third quarter of 2002.

The Company also announced in the press release of February 19, 2004 that the Asset Purchase Agreement entered into in November 2003 between the Company and TeeZee,Inc., a company wholly owned by the Company's chief executive officer, has been terminated by the Company in accordance with the terms of the agreement. Consequently, the Company is withdrawing the related proxy seeking shareholder approval of the proposed asset purchase transaction. The Company's chief executive officer has informally agreed to extend his offer to purchase substantially all of the Company's assets, on substantially the same terms contained in the asset purchase agreement, through April 30, 2004. Subject to entering into a definitive employment agreement, the Company's chief executive officer also agreed to continue to serve as the Company's chief executive officer through at least the end of 2004, even if the proposed asset purchase transaction does not materialize.

The Company has commenced an internal review to determine the circumstances leading to the oversight in properly recording the accrual of bonuses payable to the Company's chief executive officer and has implemented temporary oversight measures, and will be implementing permanent changes in an effort to insure that no such events occur in the future. The Company expects to re-file a restated 10-QSB for the relevant period within due course.

On February 19, 2004, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------
          (c) Exhibits:

      EXHIBIT
      NUMBER                  DESCRIPTION
 ----------------    ---------------------------------------------------------
       99.1          Press Release dated February 19, 2004.

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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HEALTH & NUTRITION SYSTEMS
                                           INTERNATIONAL, INC.
                                                (Registrant)


                                           By: /s/James A. Brown
                                               -------------------------
                                                  James A. Brown
Date:  February 24, 2004.                         Chairman of the Board


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


                                  Exhibit Index




      EXHIBIT
      NUMBER                  DESCRIPTION
  ---------------    ---------------------------------------------------------
       99.1          Press Release dated February 19, 2004.




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